UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 31, 2024

Unicoin Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5224	47-4360035
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Park Ave South 16065 New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 216-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.001 Par Value per Share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed on December 16, 2024, Unicoin Inc. (the “Company”) received a “Wells Notice” from the Staff (the “Staff”) of the Securities and Exchange Commission (the “SEC”) on December 10, 2024 stating that it has made a preliminary determination to recommend that the SEC file an enforcement action against the Company. In addition, as previously disclosed on December 16, 2024, Alex Konanykhin, the Company’s Chief Executive Officer and Chairman of the Company’s Board of Directors, Silvina Moschini, the Chief Executive Officer of the Company’s subsidiary Unicorns, Inc., Alejandro Dominguez, the Company’s former Chief Investment Officer, and Richard Devlin, the Company’s Senior Vice President and General Counsel, each received a “Wells Notice” from the Staff on December 10, 2024 stating that it has made a preliminary determination to recommend that the SEC file an enforcement action against Messrs. Konanykhin, Dominguez and Devlin and Ms. Moschini. The Wells Notices are neither formal allegations nor findings of wrongdoing. They allow the recipients the opportunity to address the issues raised by Staff before they make an enforcement recommendation to the SEC or the SEC votes on whether to authorize an enforcement action.

On December 31, 2024, the Company, Messrs. Konanykhin, Dominguez and Devlin and Ms. Moschini responded in the form of a “Wells Submission”, a copy of which is attached hereto as Exhibit 99.1.

The information included in this Current Report on Form 8-K under this Item 7.01 and in the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise set forth herein or as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Wells Submission, dated December 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICOIN INC.,

By:	/s/ Richard Devlin
Name:	Richard Devlin
Title:	Senior Vice President and General Counsel

Dated: January 3, 2025

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